INVESTMENT ADVISER
  BANC ONE INVESTMENT ADVISORS CORPORATION
  416 West Jefferson Street
  Louisville, Kentucky 40202

ADMINISTRATOR AND FOUNDER
  AQUILA MANAGEMENT CORPORATION
  380 Madison Avenue, Suite 2300
  New York, New York 10017

BOARD OF TRUSTEES
  Lacy B. Herrmann, Chairman
  Thomas A. Christopher
  Douglas Dean
  Diana P. Herrmann
  Ann R. Leven
  Theodore T. Mason
  Anne J. Mills
  William J. Nightingale
  James R. Ramsey

OFFICERS
  Lacy B. Herrmann, President
  Jerry G. McGrew, Senior Vice President
  Teresa M. Priest, Vice President
  L. Michele Robbins, Vice President
  Rose F. Marotta, Chief Financial Officer
  Richard F. West, Treasurer
  Edward M.W. Hines, Secretary

DISTRIBUTOR
  AQUILA DISTRIBUTORS, INC.
  380 Madison Avenue, Suite 2300
  New York, New York 10017

CUSTODIAN
  BANK ONE TRUST COMPANY, N.A.
  100 East Broad Street
  Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
  ADMINISTRATIVE DATA
    MANAGEMENT CORP.
  581 Main Street
  Woodbridge, New Jersey 07095-1198

INDEPENDENT AUDITORS
  KPMG PEAT MARWICK LLP
  345 Park Avenue
  New York, New York 10154

Further information is contained in the Prospectus, which must precede or accompany this report.




SEMI-ANNUAL
REPORT
JUNE 30, 1997

AQUILA

[Logo of Aquila Group of Funds: an eagle's head]

A TAX-FREE INCOME INVESTMENT

CHURCHILL
TAX-FREE FUND OF
KENTUCKY

[Logo for Churchill Tax-Free Fund of Kentucky: a standing pegasus with a circle around it]

ONE OF THE
AQUILASM GROUP OF FUNDS

[Logo for Churchill Tax-Free Fund of Kentucky: a standing pegasus with a circle around it]

CHURCHILL TAX-FREE FUND OF KENTUCKY
SEMI-ANNUAL REPORT

"INCREASED SAFETY IN NUMBERS"


                                                      August 15, 1997

Dear Investor:

          A childhood lesson that is often imparted generation after generation is "don't wander off by yourself - stick with the crowd." The underlying premise is that there is "safety in numbers."

            The idea of increased safety in numbers is also very appropriate when discussing municipal bond funds. In fact, one of the most significant benefits gained by owning shares of a municipal bond mutual fund is that of "numbers."

            Participating in the ownership of many different issues through such a fund is generally less risky than purchasing individual issues. Instead of having your money ride on a handful of securities, you can spread the risk over a larger number of issues. And, you have the advantage of a skilled and knowledgeable portfolio manager selecting and continuously monitoring each security in the portfolio.

            But, how does the manager decide which security to purchase? After all, you need to know the crowd with whom you're about to associate. Being with a large unruly group could be far worse than being alone.

KNOWING THE TERRITORY

            Shareholders of Churchill Tax-Free Fund of Kentucky have the added advantage of having a locally-based portfolio manager. Banc One Investment Advisors Corporation, located in Louisville, is well aware of the issues facing the Commonwealth as a whole, as well as the nuances of many of the cities and counties.

FINDING THE RIGHT MIX

            Unfortunately, there is no foolproof test to follow when considering an issue for purchase. Security selection is really more art than science. A portfolio manager needs to look for a security which meets certain specific criteria and which fits in with the overall mix of the portfolio and the Fund's investment objective.

            Among other things, Banc One Investment Advisors Corporation carefully examines a security's yield, quality, maturity, and whether or not its inclusion in the portfolio enhances overall diversification.

            Keeping in mind the Fund's objective of providing as high a level of current income as is consistent with preservation of capital, let's take a look at each of these areas.

            QUALITY

            As you know, the Fund limits its investments to only those securities in the top four credit ratings or equivalent. We have adopted this policy since we have found from experience that high quality is best in the long run. Of course, it is true that securities which possess a lower credit rating generally produce a higher yield, since investors require compensation for the additional potential risk. However, purchasing solely for yield can cause feelings of unease for a risk adverse investor. Consequently, Churchill Tax-Free Fund of Kentucky looks for high quality securities which should produce relatively good yields. Currently, 96.8% of the investment portfolio is in the top three credit ratings - AAA, AA, AND A. Such high quality helps preserve shareholders' capital and promote stability.

            MATURITY

            The key here is to assemble a blend of maturities which offers a reasonable level of TRIPLE TAX-FREE* return yet still avoids the problem of excessive market price volatility. As you probably are aware, short-term maturities tend to have very little price fluctuation, but generally produce a substantially lesser rate of return than longer maturity securities. Conversely, long-term maturities usually produce a higher return level, but have a much higher price volatility factor than shorter-term issues since they reflect the risks associated with potential interest rate changes over the extended life of the municipal bond.

            By creating a blend of maturities, the Fund attempts to provide you with a satisfactory level of return without subjecting the share price to excessive swings as interest rates move up and down.

            The Fund utilizes a spread of maturities for the portfolio which centers upon the relatively intermediate term average maturity of 16.4 years. In constructing the portfolio, maturities of securities in the Fund range from one year and under to over 20 years in length. However, in order to achieve a reasonably high level of stability for the Fund's share value, in good markets and bad and in up and down interest rate environments, the focus has been to keep the average of maturities relatively limited in term.

            DIVERSIFICATION

            Having a breadth of participation in the portfolio helps to spread risk and protect against any significant loss of principal in the event of unforseen problems with any particular security.

            Although Churchill Tax-Free Fund of Kentucky is classified a "non-diversified" fund under the Investment Company Act of 1940, the Fund does attempt to vary its portfolio in several ways. First, there is the use of a number of issues. At June 30, 1997, over 170 issues made up the Fund's portfolio, with no one issue representing more than 4% of the Fund's net assets. Next, there is investment among different types of municipal projects
- universities, basic services, utilities, health care, pollution control, etc. - so that there is no undue concentration in any one type of municipal project. And, finally, there is variety achieved through geographic representation throughout various cities, counties, and communities within Kentucky.

            Such portfolio mixture by number of issues, by geographic distribution, and by variety of projects lends itself to a further high level of preservation and stability for your investment in the Fund.

HOW IS OUR "GROUP" DOING?

            As you have seen, selecting investments for the Fund's portfolio is really a balancing act. On one side, you have yield and, on the other, you have risk. The Fund strives to construct a portfolio which keeps these two opposing forces on an even keel - accepting a reasonable level of risk to achieve a satisfactory return.

            As mentioned, the Fund strives to provide shareholders with as high a level of TRIPLE TAX-FREE income as practicable, commensurate with the degree of capital preservation we strive to achieve.

            Is our security selection process working well for us? We believe it is.

            RATE OF RETURN

            From July 1, 1996 through June 30, 1997, the Fund distributed to shareholders a TRIPLE TAX-FREE income return, as measured against the maximum public offering price, at the annualized rate of approximately 5.34%**.

            One would have to earn an annualized taxable return of 7.73% at the 28% tax bracket and the even higher return of 9.15% at the 39.6% tax bracket in order to match the Fund's TRIPLE TAX-FREE rate. In general, it would not have been possible for an investor to obtain such levels of taxable return unless additional risk was taken in the form of lesser quality and/or longer maturity securities.

COMMITMENT TO CONSISTENCY

            Management is committed to providing shareholders with as consistent investment and overall performance results from Churchill Tax-Free Fund of Kentucky as are possible to achieve, considering prevailing market forces.

            You should be aware, however, that although there is indeed increased safety in numbers, we are not able to eliminate the fluctuations from market forces that swirl around us on a continuing basis.

            However, as indicated, a number of investment management techniques are used by the Fund to create a mix of securities which will help moderate these forces.

            OUR PLEDGE TO YOU

            All associated with Churchill Tax-Free Fund of Kentucky pledge to you our continued diligence in the operation of the Fund for your benefit.

            Your confidence in the Churchill Tax-Free Fund of Kentucky is most valued and appreciated.

                                               Sincerely,
                                               /s/ Lacy B. Herrmann
                                               Lacy B. Herrmann
                                               President and Chairman
                                                 of the Board of Trustees

               * A portion of dividend income may be subject to Federal and state taxes, including the alternative minimum tax.
               **      The performance shown represents that of Class A
          shares. Such performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's average annual total return as of 6/30/97 for the past one-year period was 2.60%; for the past five-year period was 5.34%; and for the past 10-year period was 7.10%. As of 6/30/97, the Fund's 30-day SEC yield was 4.53%.

CHURCHILL TAX-FREE FUND OF KENTUCKY
STATEMENT OF INVESTMENTS (unaudited)
JUNE 30, 1997

                                                                       RATING
  FACE                                                                MOODY'S/
  AMOUNT           REVENUE BONDS (99.4%)                                S&P              VALUE
                   State Agencies (15.0%)
                   Kentucky Higher Education Student Loan
                     Corporation Insured Student Loan Revenue,
  $ 980,000           6.500%, 06/01/00                                  A/NR       $ 1,020,425
  1,490,000           6.500%, 06/01/02                                  A/NR         1,588,712
  2,955,000           6.800%, 06/01/03                                  A/NR         3,213,562
  1,915,000           7.100%, 12/01/11                                 Aa-/AA        2,049,050
                   Kentucky Infrastructure Authority Revenue,
    795,000           7.625%, 08/01/03                                  NR/A           862,575
    205,000           7.625%, 08/01/03                                  NR/A           221,400
    200,000           7.500%, 02/01/09                                 NR/AAA          213,750
  1,445,000           7.500%, 02/01/99                                 NR/AAA        1,544,344
    555,000           7.200%, 06/01/11                                  A/A            604,256
    875,000           6.500%, 06/01/12                                  A/A            935,156
  1,110,000           6.375%, 06/01/14                                  A/A          1,201,575
                   Kentucky Local Correctional Facilities
                   Construction Authority Revenue,
  4,925,000           5.500%, 11/01/14                                Aaa/AAA        4,912,688
                   Kentucky Rural Economic Development Authority
  3,110,000           7.250%, 06/01/17                                 NR/AAA        3,316,038
                   Kentucky State Properties and Buildings
                     Commission Revenue,
    375,000           7.900%, 11/01/97                                  A/A+           379,901
    500,000           8.400%, 11/01/97                                Aaa/AAA          517,300
    250,000           7.600%, 08/01/98                                 NR/AAA          263,878
  1,460,000           7.300%, 12/01/99                                  A/A          1,545,775
    250,000           7.600%, 02/01/01                                 NR/AAA          264,015
    400,000           7.350%, 12/01/99                                Aaa/AAA          435,000
    365,000           7.000%, 02/01/06                                Aaa/AAA          401,500
  4,510,000           6.625%, 10/01/07                                  A/A+         4,955,361
    300,000           8.000%, 08/01/98                                 NR/AAA          317,907
    750,000           7.375%, 12/01/99                                Aaa/AAA          816,562
  1,000,000           6.500%, 08/01/01                                Aaa/AAA        1,092,500


                   Puerto Rico Public Buildings Authority,
  1,000,000           6.875%, 07/01/12                                Aaa/AAA        1,121,250
                   Warren County Kentucky Justice,
    415,000           5.350%, 09/01/29                                Aaa/AAA          403,069
                                                                                    34,197,549

                   County Agencies (11.6%)
                   Clark County Kentucky Public Properties
                     Corp. Revenue,
  1,120,000           6.700%, 06/01/16                                  A/NR         1,202,600
                   Franklin County Kentucky Public Projects
                     Corp. Revenue,
    350,000           5.500%, 12/01/08                                 NR/A-           351,750
                   Jefferson County Kentucky Economic Development
                     Corp. Lease Revenue,
  2,000,000           7.625%, 07/01/08                                 A1/NR         2,073,140
    250,000           7.750%, 07/01/16                                 A1/NR           259,195
                   Jeffersontown Kentucky Public Project Corp.
                     Revenue,
    500,000           5.750%, 11/01/15                                  A/NR           508,125
                   Kenton County Kentucky Public Properties
                     Corp. Revenue,
    400,000           7.000%, 10/01/03                                 NR/NR*          430,000
                   Lincoln County Kentucky Public Properties
                     Corp.,
    430,000           6.500%, 03/01/22                                 NR/NR*          468,162
                   Louisville and Jefferson County Kentucky,
                     Series B,
    120,000           5.650%, 07/01/03                                 NR/NR*          120,422
    200,000           6.625%, 07/01/15                                 NR/NR*          200,800
    250,000           6.650%, 07/01/19                                 NR/NR*          250,992
                   Madison County Kentucky Capital Project
                     Corp. Revenue,
    650,000           7.800%, 04/01/09                                 NR/NR*          696,312


                   Mount Sterling Kentucky Lease Revenue,
  1,920,000           6.150%, 03/01/13                                 Aa/NR         1,968,000
  7,000,000           6.200%, 03/01/18                                 Aa/NR         7,175,000
                   Muhlenberg County Kentucky Industrial
                     Development Revenue,
  1,500,000           7.000%, 09/01/01                                  NR/A         1,614,375
                   Pendleton County Kentucky Multi-County Lease
                     Revenue,
    500,000           7.300%, 03/01/02                                  NR/A           540,625
    570,000           7.550%, 03/01/10                                  NR/A           612,038
  4,500,000           6.500%, 03/01/19                                  NR/A         4,702,500
  3,000,000           6.400%, 03/01/19                                  NR/A         3,247,500
                   Woodford County Kentucky Public Properties
                     Corp. Revenue,
    100,000           8.200%, 11/01/17                                  A/NR           104,366
                                                                                    26,525,902

                   City/Municipal Obligations (4.2%)
                   Covington Kentucky Municipal Properties Corp.
                     Revenue,
    400,000           7.950%, 08/01/04                                Baa1/NR          427,272
    250,000           7.375%, 08/01/11                                Baa1/NR          265,548
                   Covington Kentucky League Cities Funding Trust
                     COP,
  1,715,000           6.200%, 08/01/17                                 NR/A-         1,815,757
                   Louisville Kentucky Public Properties Corp.,
  4,090,000           6.700%, 12/01/20                                  A/A-         4,473,437
                   Munfordville Kentucky Industrial Development
                     Bond,
  2,500,000           7.000%, 06/01/19                                  NR/A         2,700,000

                                                                                     9,682,014

                   Utilities (4.4%)
                   Glasgow Kentucky Electric Plant Board Revenue,
    280,000           7.600%, 12/01/09                                 NR/BBB          301,000
                   Harden County, Kentucky Water District,
  1,000,000           5.900%, 01/01/25                                Aaa/AAA        1,026,250
                   Kenton County Kentucky Water District,
  1,600,000           6.375%, 02/01/12                                Aaa/AAA        1,724,000
  1,000,000           6.375%, 02/01/17                                Aaa/AAA        1,075,000
                   Lebanon Kentucky Waterworks Revenue,
    250,000           7.500%, 04/01/16                                 NR/NR*          268,125
                   Louisville and Jefferson County Kentucky
                     Metropolitan Sewer District Revenue,
  2,000,000           5.300%, 05/15/19                                Aaa/AAA        1,947,500
  1,230,000           5.500%, 05/15/23                                Aaa/AAA        1,211,550
  1,500,000           6.500%, 05/15/24                                Aaa/AAA        1,644,375
                   Muhlenberg County Kentucky Water District,
                     Waterworks Revenue,
    100,000           5.500%, 01/01/12                                Aaa/AAA          100,875
    110,000           5.500%, 01/01/13                                Aaa/AAA          110,550
    115,000           5.600%, 01/01/14                                Aaa/AAA          116,006
                   Richmond Kentucky Water Gas and Sewer Revenue,
    200,000           7.300%, 07/01/05                                Aaa/AAA          209,854
    200,000           7.300%, 07/01/06                                Aaa/AAA          209,854
                                                                                     9,944,939


                   Pollution Control Revenue (13.8%)
                   Ashland Kentucky Pollution Control Revenue,
  1,770,000           7.375%, 07/01/09                                 A3/NR         1,902,750
  3,000,000           6.650%, 08/01/09                                Baa1/NR        3,198,750
                   Boone County Kentucky Pollution Control,
  4,000,000           6.500%, 11/15/22                                Aaa/AAA        4,235,000
    735,000           5.500%, 01/01/24                                Aaa/AAA          721,219

                   Carroll County Kentucky Pollution Control
                     Revenue,
  3,500,000           7.450%, 09/15/16                                 Aa2/NR        3,950,625
  2,910,000           6.250%, 02/01/18                                Aa2/AA-        3,026,400
                   Jefferson County Kentucky Pollution Control
                     Revenue,
  1,000,000           7.750%, 02/01/19                                 Aa2/AA        1,038,060
  5,680,000           5.625%, 08/15/19                                 Aa2/AA        5,651,600
  3,800,000           5.900%, 04/15/23                                 Aa2/AA        3,838,000
                   Wickliffe Kentucky Pollution Control,
  3,900,000           6.200%, 04/01/07                                  A1/A         3,909,906
    100,000           6.375%, 04/01/26                                  A1/A           104,875
                                                                                    31,577,185

                   Transportation (10.1%)
                   Kenton County Kentucky Airport Board Airport
                     Revenue,
  4,740,000           6.300%, 03/01/15                                Aaa/AAA        4,917,750
                   Kentucky State Turnpike Authority Economic
                     Development Road Revenue,
  2,150,000           5.625%, 07/01/15                                  A/A          2,176,875
    100,000           6.000%, 07/01/09                                Aaa/AAA          100,239
    500,000           7.000%, 05/15/99                                Aaa/AAA          525,000
  1,035,000           7.250%, 05/15/10                                Aaa/AAA        1,128,150
                   Kentucky State Turnpike Authority Resource
                     Recovery Road Revenue,
  2,105,000           7.600%, 07/01/98                                  A/A+         2,152,321
  3,875,000           7.750%, 07/01/99                                  A/A+         4,024,342
    320,000           8.000%, 07/01/03                                  A/A+           332,461
                   Kentucky State Turnpike Authority Toll Road
                     Revenue,
  1,380,000           8.500%, 07/01/04                                  A/A          1,424,795
                   Louisville Kentucky Airport Lease Revenue,
    750,000           7.850%, 02/01/09                                  A/A-           805,312


                   Puerto Rico Commonwealth Highway &
                     Transportation Authority Highway Revenue,
  4,000,000           6.625%, 07/01/12                                 Baa1/A        4,425,000
                   Puerto Rico Commonwealth Highway Authority
                     Highway Revenue,
  1,000,000           6.750%, 07/01/05                                 Baa1/A        1,087,500
                                                                                    23,099,745

                   Hospitals (11.5%)
                   Floyd County Kentucky Hospital Revenue,
    275,000           7.500%, 08/01/10                                 NR/AAA          300,438
    510,000           5.500%, 09/01/14                                 NR/AAA          516,375
                   Hopkins County Kentucky Hospital Revenue,
  1,000,000           6.625%, 11/15/11                                Aaa/AAA        1,087,500
                   Jefferson County Kentucky Health Facilities
                     Revenue (Jewish Hospital),
  1,500,000           5.650%, 01/01/17                                Aaa/AAA        1,500,000
  1,150,000           6.550%, 05/01/22                                Aaa/AAA        1,240,562
    230,000           5.750%, 01/01/26                                Aaa/AAA          230,862
                   Jefferson County Kentucky Hospital Revenue,
    510,000           7.750%, 10/01/97                                Aaa/AAA          524,943
                   Kentucky Development Finance Authority
                     Hospital Revenue,
    895,000           7.625%, 09/01/11                                Aaa/AAA          946,462
    235,000           7.200%, 10/01/99                                  A/A            247,925
  2,570,000           7.300%, 10/01/03                                  A/A          2,749,900
    810,000           7.500%, 10/01/12                                  A/A            857,588
    400,000           7.250%, 11/01/06                                 A1/A+           425,500
    400,000           7.200%, 09/01/15                                Aaa/AAA          431,500
    750,000           7.000%, 09/01/06                                 NR/NR*          832,500


                   Kentucky Development Finance Authority Revenue,
  3,000,000           6.500%, 11/01/07                                 A1/A+         3,198,750
    100,000           6.250%, 11/01/13                                 A1/A+           104,375
  1,250,000           6.250%, 11/01/13                                 A1/A+         1,282,812
  2,150,000           6.750%, 11/01/12                                 A1/A+         2,308,562
    500,000           6.000%, 11/01/01                                Aaa/AAA          528,750
                   Kentucky Development Finance Authority Kings
                     Daughters Medical Center,
  1,375,000           6.125%, 02/01/12                                Aaa/AAA        1,445,469
                   Kentucky Development Finance Authority
                     Hospital Revenue,
  3,000,000           5.900%, 12/01/15                                Aaa/AAA        3,063,750
  2,590,000           5.000%, 08/15/15                                Aaa/AAA        2,428,125
                                                                                    26,252,648


                   Housing (17.1%)
                   Greater Kentucky Housing Assistance Corp.
                     Multi-Family Housing Revenue,
    500,000           7.000%, 07/01/11                                 NR/AA+          525,000
    320,000           6.300%, 07/01/15                                Aaa/AAA          331,200
  2,025,000           6.050%, 07/01/22                                Aaa/AAA        2,047,781
    275,000           6.400%, 07/01/23                                 NR/AA+          286,000
                   Jefferson County Kentucky Multi-Family Revenue,
  1,500,000           5.750%, 06/01/23                                 NR/AA         1,537,500
                   Kenton County Kentucky Industrial Development
  1,000,000           6.125%, 12/01/17                                 Aa/NR         1,028,750
    300,000           6.950%, 12/01/26                                 NR/NR*          328,125
                   Kentucky Housing Corporation Housing Revenue,
    255,000           7.750%, 01/01/07                                Aaa/AAA          269,025
    835,000           7.600%, 01/01/07                                Aaa/AAA          879,882
  1,000,000           6.500%, 01/01/07                                Aaa/AAA        1,056,250
     90,000           7.875%, 01/01/08                                Aaa/AAA           93,488
    525,000           7.250%, 01/01/09                                Aaa/AAA          550,594


                   Kentucky Housing Corporation Housing Revenue,
    980,000           7.125%, 01/01/10                                Aaa/AAA        1,036,350
  4,975,000           6.600%, 07/01/11                                Aaa/AAA        5,211,312
    225,000           5.400%, 07/01/14                                Aaa/AAA          223,594
    750,000           6.250%, 07/01/15                                Aaa/AAA          773,438
    215,000           6.150%, 07/01/16                                Aaa/AAA          219,569
  1,645,000           6.400%, 01/01/17                                Aaa/AAA        1,723,138
  1,450,000           5.800%, 01/01/19                                Aaa/AAA        1,457,250
    520,000           7.900%, 01/01/21                                Aaa/AAA          547,950
    270,000           7.800%, 01/01/21                                Aaa/AAA          283,838
    150,000           8.100%, 01/01/22                                Aaa/AAA          158,625
  2,720,000           7.450%, 01/01/23                                Aaa/AAA        2,866,200
  1,400,000           6.800%, 01/01/24                                Aaa/AAA        1,466,500
  3,500,000           6.375%, 07/01/28                                Aaa/AAA        3,600,625
  6,900,000           6.300%, 01/01/28                                Aaa/AAA        7,055,250
  1,000,000           6.250%, 07/01/28                                Aaa/AAA        1,021,250
                   Martin County Kentucky Housing Revenue,
  2,400,000           6.250%, 07/01/23                                 Aa/AA         2,427,000
                                                                                    39,005,484


                   Universities (0.5%)
                   Eastern Kentucky University,
    585,000           5.375%, 05/01/04                                  A/A            588,996
                   Western Kentucky University Revenue,
    325,000           7.100%, 12/01/99                                Baa/BBB+         343,688
    275,000           7.100%, 12/01/01                                Aaa/AAA          302,844
                                                                                     1,235,528


                   Schools (11.2%)
                   Boone County Kentucky School District Finance
                     Corp. School Building Revenue,
  1,750,000           6.750%, 09/01/09                                  A/A          1,885,625
  2,250,000           6.125%, 12/01/17                                  A/A          2,337,188
  2,295,000           5.700%, 05/01/18                                  A/A          2,315,081


                   Butler County Kentucky School Building Revenue,
    270,000           7.200%, 05/01/07                                  A/A            296,662
    290,000           7.200%, 05/01/08                                  A/A            318,638
                   Fayette County School Building Revenue,
  1,780,000           5.700%, 12/01/16                                  A/A          1,795,575
                   Garrard County Kentucky School Building Revenue,
    100,000           5.900%, 06/01/15                                  A/NR           102,125
    160,000           5.900%, 06/01/16                                  A/NR           162,600
                   Grayson County Kentucky School Building Revenue,
  1,940,000           6.000%, 01/01/15                                  A/NR         2,032,150
                   Harlan County Kentucky School District Corp.
                     School Building Revenue,
    205,000           7.400%, 12/01/06                                  A/A            224,475
    200,000           7.250%, 09/01/09                                  NR/A           221,250
                   Jefferson County Kentucky School District
                     Finance Corp. School Building Revenue,
    370,000           6.200%, 01/01/06                                Aaa/AAA          398,675
    210,000           6.750%, 08/01/09                                Aaa/AAA          225,225
    500,000           5.875%, 01/01/11                                 A-1/A+          518,125
                   Kenton County Kentucky School District Finance
                     Corp. School Building Revenue,
    500,000           6.900%, 12/01/05                                 NR/NR*          543,125
    600,000           7.000%, 12/01/07                                 NR/NR*          652,500
                   Kentucky Interlocal School Transportation
                     Assistance,
    150,000           5.100%, 03/01/05                                Aaa/AAA          150,000
    400,000           6.000%, 12/01/20                                Aaa/AAA          406,500
    200,000           6.000%, 12/01/20                                Aaa/AAA          205,000
    300,000           5.800%, 12/01/20                                Aaa/AAA          300,000
                   Lexington-Fayette Urban County Government
                     School Building Revenue,
    250,000           7.000%, 06/01/06                                 A-1/A+          272,187
    400,000           7.000%, 06/01/08                                 A-1/A+          435,500
    370,000           7.000%, 06/01/09                                 A-1/A+          402,837


                   Mead County Kentucky School District,
    400,000           5.700%, 07/01/15                                 A1/NR           403,000
    500,000           6.000%, 07/01/16                                 A1/NR           518,750
                   Middlesboro Kentucky Independent School
                     District Finance Corp.,
    100,000           6.000%, 07/01/16                                 A1/NR           104,250
                   Nelson County Kentucky School Building Revenue,
    900,000           6.500%, 04/01/05                                  A/NR           967,500
  1,820,000           5.750%, 04/01/15                                  A/NR         1,851,850
                   Pike County Kentucky School District Finance
                     Corp. School Building Revenue,
    505,000           6.900%, 12/01/05                                  NR/A           543,506
    720,000           7.000%, 12/01/09                                  NR/A           779,400
                   Rowan County Kentucky School District Finance
                     Corp.
    215,000           5.600%, 06/01/16                                  NR/A           217,687
                   Scott County Kentucky School Building Revenue,
  2,750,000           5.900%, 06/01/18                                  NR/A         2,825,625
                   Taylor County Kentucky School Building Revenue,
    280,000           6.000%, 08/01/16                                  NR/A           291,200
                   Todd County Kentucky School Building Revenue,
    980,000           6.300%, 10/01/14                                  NR/A         1,047,375
                                                                                    25,751,186

                   Total Investments (cost $217,638,449**)    99.4%                227,272,180
                   Other assets in excess of liabilitites      0.6                   1,327,208
                   Net Assets                                100.0%               $228,599,388

    *             Any security not rated has been determined by the
     Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a rating service.
    **             Cost for Federal tax purposes is identical.


See accompanying notes to financial statements.

CHURCHILL TAX-FREE FUND OF KENTUCKY
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (unaudited)

ASSETS
Investments at value (identified cost $217,638,449)             $ 227,272,180
Interest receivable                                                 4,358,058
Receivable for Fund shares sold                                       254,121
Other Assets                                                            1,455
    Total assets                                                  231,885,814

LIABILITIES
Payable for investment securities purchased                         1,507,619
Cash overdraft                                                      1,313,642
Payable for Fund shares redeemed                                      145,094
Dividends payable                                                     131,666
Distribution fees payable                                              83,609
Adviser and Administrator fees payable                                 75,210
Accrued expenses                                                       29,586
Total liabilities                                                   3,286,426

NET ASSETS                                                      $ 228,599,388

Net Assets consist of:
Capital Stock - Authorized an unlimited number of
  shares, par value $.01 per share                                  $ 216,784
Additional paid-in capital                                        218,873,624
Accumulated net realized loss on investments                         (124,751)
Net unrealized appreciation on investments                          9,633,731
                                                                $ 228,599,388

CLASS A
  Net Assets                                                    $ 220,830,131
  Capital shares outstanding                                       20,941,934
  Net asset value and redemption price per share                      $ 10.54
  Offering price per share (100/96 of $10.54 adjusted
     to nearest cent)                                                 $ 10.98

CLASS C
  Net Assets                                                    $     705,469
  Capital shares outstanding                                           66,905
  Net asset value and offering price per share                  $       10.54
  Redemption price per share (*varies by length of
     time shares are held)                                      $           *

CLASS Y
  Net Assets                                                    $   7,063,788
  Capital shares outstanding                                          669,573
  Net asset value, offering and redemption price per share      $       10.55


See accompanying notes to financial statements.

CHURCHILL TAX-FREE FUND OF KENTUCKY
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME:
    Interest income                                               $ 6,819,715

Expenses:
Investment Adviser fees (note 3)                      $ 158,123
Administrator fees (note 3)                             293,657
Distribution and service fees (note 3)                  166,918
Transfer and shareholder servicing agent fees            64,300
Trustees' fees and expenses                              30,000
Legal fees                                               27,900
Shareholders' reports and proxy statements               20,000
Audit and accounting fees                                14,500
Custodian fees (note 7)                                   9,900
Registration fees and dues                                8,500
Insurance                                                 2,000
Miscellaneous                                            17,239
                                                        813,037

Expenses paid indirectly (note 7)                        (9,300)
  Net expenses                                                        803,737
  Net investment income                                             6,015,978

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from securities transactions          100,713
Change in unrealized appreciation on investments         63,887

Net realized and unrealized gain on investments                       164,600
Net increase in net assets resulting from operations              $ 6,180,578


See accompanying notes to financial statements.

CHURCHILL TAX-FREE FUND OF KENTUCKY
STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                               SIX MONTHS ENDED    YEAR ENDED
                                                    JUNE 30,      DECEMBER 31,
                                                     1997            1996
OPERATIONS:
 Net investment income                            $ 6,015,978    $ 11,830,624
 Net realized gain from securities transactions       100,713         513,426
 Change in unrealized appreciation (depreciation)
   on investments                                      63,887      (3,273,903)
   Change in net assets from operations             6,180,578       9,070,147

DISTRIBUTIONS TO SHAREHOLDERS (note 6):
 Class A Shares:
 Net investment income                             (6,013,647)    (11,653,180)
 Distributions in excess of net investment
    income                                               -           (796,825)
 Net realized gain on investments                        -               -

 Class C Shares:
 Net investment income                                (14,101)         (5,800)
 Distributions in excess of net investment
   income                                                -               (410)
 Net realized gain on investments                        -                -

 Class Y Shares:
 Net investment income                               (190,595)       (171,644)
 Distributions in excess of net investment
   income                                                -            (10,323)
 Net realized gain on investments                        -               -
   Change in net assets from distributions         (6,218,343)    (12,638,182)

CAPITAL SHARE TRANSACTIONS (note 8):
 Proceeds from shares sold                         11,274,773      25,334,669
 Reinvested dividends and distributions             3,444,704       7,120,982
 Cost of shares redeemed                          (15,227,321)    (30,012,962)
   Change in net assets from capital share
     transactions                                    (507,844)      2,442,689
   Change in net assets                              (545,609)     (1,125,346)

NET ASSETS:
 Beginning of period                              229,144,997     230,270,343
 End of period                                   $228,599,388    $229,144,997


See accompanying notes to financial statements.

CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

1. ORGANIZATION

    Churchill Tax-Free Fund of Kentucky (the "Fund"), a non-diversified, open-end investment company, was organized in March, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares and, since its inception to April 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and, as was the case since inception, are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity. They are not available to individual retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. All classes of shares represent interests in the same portfolio of investments in the Fund and are identical as to rights and privileges. They differ only with respect to the effect of sales charges, the distribution and/or service fees borne by the respective class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

  a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

     In Fiscal 1996, the Fund began amortizing bond premium using the constant yield method. Accordingly, net unrealized appreciation and additional paid-in capital have been adjusted by equal amounts at the beginning of the year. This change had no effect on the Fund's net asset value or distribution policy and conforms to the amortization policy followed by the Fund for Federal tax purposes.

  b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount. Market discount is recognized upon disposition of the security.

  c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

  d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

  e) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

    Management affairs of the Fund are conducted through two separate management arrangements.

    Banc One Investment Advisors Corporation (the "Adviser") became Adviser to the Fund, effective September 11, 1995. In this role, under an Investment Advisory Agreement, the Adviser supervises the Fund's investments and provides various services to the Fund for which it is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.14 of 1% of the net assets of the Fund.

    The Fund also has an Administration Agreement with Aquila Management Corporation (the "Administrator"), the Fund's founder and sponsor. Under this Agreement, the Administrator provides all administrative services, other than those relating to the management of the Fund's investments. These include providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Administrator is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.26 of 1% of the net assets of the Fund.

    Specific details as to the nature and extent of the services provided by the Adviser and the Administrator are more fully defined in the Fund's Prospectus and Statement of Additional Information.

    The Adviser and the Administrator each agrees that the above fees shall be reduced, but not below zero, by an amount equal to its pro-rata portion (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Fund plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Fund's total annual investment income. The payment of the above fees at the end of any month will be reduced or postponed so that at no time will there be any accrued but unpaid liability under this expense limitation. No such reduction in fees was required during the six months ended June 30, 1997.

    For the six months ended June 30, 1997, the Fund incurred fees under the Advisory Agreement and Administration Agreement of $158,123 and $293,657, respectively.

B) DISTRIBUTION AND SERVICE FEES:

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers ("Qualified Recipients") or others selected by the Distributor, including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.15% of the Fund's average net assets represented by Class A Shares. For the six months ended June 30, 1997, service fees on Class A Shares amounted to $163,861, of which the Distributor received $3,259.

    Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the six months ended June 30, 1997, amounted to $2,293, of which the Distributor received $2,293.

    In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for six months ended June 30, 1997, amounted to $764, of which the Distributor received $764.

    Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

    Under a Distribution Agreement, Aquila Distributors, Inc. (the "Distributor") serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within Kentucky, with the bulk of sales commissions inuring to such dealers. For the six months ended June 30, 1997, the Distributor received sales commissions in the amount of $15,610.

4. PURCHASES AND SALES OF SECURITIES

    During the six months ended June 30, 1997, purchases of securities and proceeds from the sales of securities aggregated $19,822,931 and $17,607,509, respectively.

    At June 30, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to approximately $9,784,318 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to approximately $150,587, for an approximate net unrealized appreciation of $9,633,731. At June 30, 1997, the Fund has a capital loss carryover of approximately $125,000 of which $85,000 expire on December 31, 2002 and $40,000 expire on December 31, 2003. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. To the extent that this loss is used to offset future realized capital gains, it is probable that gains so offset will not be distributed.

5. PORTFOLIO ORIENTATION

    Since the Fund invests principally and may invest entirely in triple tax-free municipal obligations of issuers within Kentucky, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Kentucky and whatever effects these may have upon Kentucky issuers' ability to meet their obligations.

6. DISTRIBUTIONS

    The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share or in cash, at the shareholder's option. Net realized capital gains, if any, are distributed annually.

    The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Kentucky income taxes. However, due to differences between financial reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to ordinary income taxes. For certain shareholders, some dividends may, under some circumstances, be subject to the alternative minimum tax. Also, annual capital gains distributions, if any, are taxable.

7. EXPENSES

    The Fund has negotiated an expense offset arrangement with its custodian, Bank One Trust Company, N.A., an affiliate of the Adviser, wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the six months ended June 30, 1997, the Fund's custodian fees amounted to $9,900, of which $9,300 was offset by such credits. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit with the custodian.

8. CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares of the Fund were as follows:

                                 Six Months Ended          Year Ended
                                  June 30, 1997         December 31, 1996
                                Shares     Amount       Shares      Amount
CLASS A SHARES:
  Proceeds from shares sold     851,878  $ 8,939,283   1,793,117 $ 18,843,152
  Reinvested distributions      327,316    3,428,348     676,874    7,110,206
  Cost of shares redeemed    (1,371,523) (14,386,502) (2,464,106) (25,843,142)
  Exchanged into Class Y
    Shares                         -            -       (369,589)  (3,858,514)
    Net change                 (192,329)  (2,018,871)   (363,704)  (3,748,298)

                                                            Period Ended
                                                         December 31, 1996*
                                                         Shares       Amount
CLASS C SHARES:
  Proceeds from shares sold      24,756      260,124      40,643      424,784
  Reinvested distributions        1,062       11,119         444        4,663
  Cost of shares redeemed          -            -           -            -
    Net change                   25,818      271,243      41,087      429,447

                                                            Period Ended
                                                         December 31, 1996*
                                                         Shares      Amount
CLASS Y SHARES:
  Proceeds from shares sold     197,563    2,075,366     211,416    2,208,219
  Reinvested distributions          500        5,237         583        6,113
  Exchanged from Class A
    Shares                         -            -        369,589    3,858,514
  Cost of shares redeemed       (80,353)    (840,819)    (29,725)    (311,306)
    Net change                  117,710    1,239,784     551,863    5,761,540

Total transactions in Fund
   shares                       (48,801)  $ (507,844)    229,246  $ 2,442,689

    * From April 1, 1996  (date of inception) through December 31, 1996.

CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS
(UNAUDITED)

For a share outstanding throughout each period

                                         Class A(1)
                      Six Months
                        Ended            Year ended December 31,
                     June 30, 1997  1996     1995     1994     1993     1992
Net Asset Value,
  Beginning of Period     $10.55   $10.71    $9.97   $10.93   $10.49   $10.39

Income from Investment
  Operations:
  Net investment income     0.28     0.55     0.60     0.60     0.62     0.66
  Net gain (loss) on
    securities (both
    realized and
    unrealized)             0.00    (0.12)    0.74    (0.96)    0.47     0.19

  Total from Investment
    Operations              0.28     0.43     1.34    (0.36)    1.09     0.85

Less Distributions
  (note 6):
  Dividends from net
    investment income      (0.29)   (0.59)   (0.60)   (0.60)   (0.62)   (0.66)
  Distributions from
    capital gains            -        -        -        -      (0.03)   (0.09)

  Total Distributions      (0.29)   (0.59)   (0.60)   (0.60)   (0.65)   (0.75)

Net Asset Value, End
  of Period               $10.54   $10.55   $10.71    $9.97   $10.93   $10.49

Total Return (not
  reflecting sales
  charge)(%)               2.67#     4.17    13.75    (3.31)   10.50     8.48

Ratios/Supplemental Data
  Net Assets, End of
    Period ($ thousands)
                         220,831  222,889  230,270  232,656  258,632  192,600
  Ratio of Expenses to
    Average Net Assets
    (%)                    0.71*     0.74     0.79     0.72     0.59     0.42
  Ratio of Net
    Investment Income
    to Average
    Net Assets (%)         5.32*     5.23     5.75     5.81     5.67     6.21
  Portfolio Turnover
    Rate (%)               7.81#     8.94    17.09    35.25    31.29    50.33

Net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees, the Administrator's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:
  Net Investment
    Income ($)              0.28     0.55     0.60     0.60     0.60     0.63
  Ratio of Expenses to
    Average Net Assets
    (%)                    0.72*     0.75     0.80     0.73     0.73     0.68
  Ratio of Net
    Investment Income
    to Average
    Net Assets (%)         5.31*     5.22     5.74     5.80     5.52     5.95

     (1) Designated as Class A Shares on April 1, 1996.
      #  Not annualized
      *  Annualized.


Note: Effective September 11, 1995, Banc One Investment Advisors Corporation became the Fund's Investment Adviser replacing PNC Bank, Kentucky, Inc.

See accompanying notes to financial statements.

For a share outstanding throughout each period

                                        Class C(1)            Class Y(1)
                                  Six Months  Period(2)  Six Months  Period(2)
                                  Ended       Ended      Ended       Ended
                                  June 30,    Dec. 31,   June 30,    Dec. 31,
                                  1997        1996       1997        1996
Net Asset Value, Beginning
   of Period                       $10.55     $10.47      $10.55      $10.47

Income from Investment
  Operations:
  Net investment income              0.23       0.37        0.28        0.43
  Net gain (loss) on securities
    (both realized and
    unrealized)                       -         0.11        0.01        0.11

  Total from Investment
    Operations                       0.23       0.48        0.29        0.54

Less Distributions (note 6):
  Dividends from net investment
    income                          (0.24)     (0.40)      (0.29)      (0.46)
  Distributions from capital
    gains                             -          -           -           -

  Total Distributions               (0.24)     (0.40)      (0.29)      (0.46)

Net Asset Value, End of Period     $10.54     $10.55      $10.55      $10.55

Total Return (not reflecting
  sales charge) (%)                 2.23#      4.72#       2.84#       5.24#

Ratios/Supplemental Data
  Net Assets, End of Period
    ($ thousands)                     705        433       7,064       5.823
  Ratio of Expenses to Average
    Net Assets (%)                  1.56*      1.55*       0.56*       0.56*
  Ratio of Net Investment
    Income to Average Net
    Assets (%)                      4.44*      4.35*       5.44*       5.42*
  Portfolio Turnover Rate (%)       7.81#       8.94       7.81#        8.94

Net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees, the Administrator's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:
  Net Investment Income ($)          0.23       0.37        0.28        0.43
  Ratio of Expenses to
    Average Net Assets (%)          1.57*      1.56*       0.57*       0.58*
  Ratio of Net Investment
    Income to Average Net
    Assets (%)                      4.43*      4.34*       5.43*       5.41*


     (1) New Class of Shares established on April 1, 1996.
     (2) From April 1, 1996 to December 31, 1996.
      #  Not annualized.
      *  Annualized.

See accompanying notes to financial statements.

REPORT ON THE ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

The Annual Meeting of Shareholders of Churchill Tax-Free Fund of Kentucky (the "Fund") was held on April 25, 1997.* At the meeting, the following matters were submitted to a shareholder vote and approved:

    (i)   the election of Lacy B. Herrmann, Thomas A. Christopher,
          Douglas Dean, Diana P. Herrmann, Ann R. Leven, Theodore T. Mason, Anne J. Mills, William J. Nightingale, and James R. Ramsey as Trustees to hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (each Trustee received at least 139,068,426 affirmative votes (98.37%); no more than 2,299,314 votes were withheld for any Trustee (1.63%)), and

    (ii) the ratification of the selection of KPMG Peat Marwick LLP as the Fund's independent auditors for the fiscal year ending December 31, 1997 (votes for: 134,699,428 (95.28%); votes against: 454,454
          (0.32%); abstentions: 6,213,858 (4.40%); broker non-votes: 0
          (0.00%)).

_____________________

* On the record date for this meeting, the holders of 21,127,291.60 Class A shares, 50,774.7 Class C shares, and 61,025.5 Class Y shares of the Fund were outstanding and entitled to vote representing a total net asset value of $229,227,356.99. The holders of shares entitled to vote representing a total net asset value of $141,367,740 (61.6%) were present in person or by proxy at the meeting.